Securities, 424I - Securities, 424I: 1	Jan. 14, 2026 USD ($)
Securities, 424I Table
Security Class Title	Hashdex Bitcoin ETF
Aggregate Sales Price	$ 19,806,069
Aggregate Redeemed or Repurchased, FY	18,085,070
Aggregate Redeemed or Repurchased, Prior FY	0
Net Sales	$ 1,720,999
Fee Rate	0.01531%
Amount of Registration Fee	$ 263.48